UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2022 (April 5, 2022)

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	AIG 67BP	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 -	Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 5, 2022, Corebridge Financial, Inc. (“Corebridge”), formerly known as SAFG Retirement Services, Inc., and a majority-owned subsidiary of American International Group, Inc. (“AIG”), issued and sold $6.5 billion of senior unsecured notes consisting of: $1,000,000,000 aggregate principal amount of its 3.500% Senior Notes due 2025 (the “2025 Notes”), $1,250,000,000 aggregate principal amount of its 3.650% Senior Notes due 2027 (the “2027 Notes”), $1,000,000,000 aggregate principal amount of its 3.850% Senior Notes due 2029 (the “2029 Notes”), $1,500,000,000 aggregate principal amount of its 3.900% Senior Notes due 2032 (the “2032 Notes”), $500,000,000 aggregate principal amount of its 4.350% Senior Notes due 2042 (the “2042 Notes”) and $1,250,000,000 aggregate principal amount of its 4.400% Senior Notes due 2052 (the “2052 Notes” and together with the 2025 Notes, the 2027 Notes, the 2029 Notes, the 2032 Notes and the 2042 Notes, the “Notes”). Corebridge used the net proceeds of the issuance of the Notes, in the amount of approximately $6.46 billion, to repay a portion of the $8.3 billion promissory note previously issued by Corebridge to AIG.

In connection with the issuance of the Notes (i) the commitments under the 18-Month Delayed Draw Term Loan Agreement in the aggregate principal amount of $6 billion, dated as of February 25, 2022, among Corebridge, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, have been terminated in full and (ii) the commitments under the 3-Year Delayed Draw Term Loan Agreement, dated as of February 25, 2022, among Corebridge, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, have been reduced from $3.0 billion to $2.5 billion.

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 2.03 by reference:

•	Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee;

•	First Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2025 Notes;

•	Second Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2027 Notes;

•	Third Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2029 Notes;

•	Fourth Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2032 Notes;

•	Fifth Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2042 Notes;

•	Sixth Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2052 Notes;

•	Form of the 2025 Notes;

•	Form of the 2027 Notes;

•	Form of the 2029 Notes;

•	Form of the 2032 Notes;

•	Form of the 2042 Notes; and

•	Form of the 2052 Notes.

Section 8 -	Other Events

Item 8.01.	Other Events.

The disclosure under Item 2.03 above is incorporated by reference into this Item 8.01.

Section 9 -	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee.
4.2	First Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2025 Notes.
4.3	Second Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2027 Notes.
4.4	Third Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2029 Notes.
4.5	Fourth Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2032 Notes.
4.6	Fifth Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2042 Notes.
4.7	Sixth Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2052 Notes.
4.8	Form of the 2025 Notes (included in Exhibit 4.2).
4.9	Form of the 2027 Notes (included in Exhibit 4.3).
4.10	Form of the 2029 Notes (included in Exhibit 4.4).
4.11	Form of the 2032 Notes (included in Exhibit 4.5).
4.12	Form of the 2042 Notes (included in Exhibit 4.6).
4.13	Form of the 2052 Notes (included in Exhibit 4.7).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee.
4.2	First Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2025 Notes.
4.3	Second Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2027 Notes.
4.4	Third Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2029 Notes.
4.5	Fourth Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2032 Notes.
4.6	Fifth Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2042 Notes.
4.7	Sixth Supplemental Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the 2052 Notes.
4.8	Form of the 2025 Notes (included in Exhibit 4.2).
4.9	Form of the 2027 Notes (included in Exhibit 4.3).
4.10	Form of the 2029 Notes (included in Exhibit 4.4).
4.11	Form of the 2032 Notes (included in Exhibit 4.5).
4.12	Form of the 2042 Notes (included in Exhibit 4.6).
4.13	Form of the 2052 Notes (included in Exhibit 4.7).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: April 7, 2022	By:	/s/ Ariel R. David
		Name:	Ariel R. David
		Title:	Vice President and Deputy Corporate Secretary